UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2022

MamaMancini’s Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54954	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

Securities Registered Pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $0.00001	MMMB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders

MamaMancini’s Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders on September 13, 2022. There were 36,310,807 issued and outstanding shares eligible to vote as of August 2, 2022, the record date for the Annual Meeting and 23,419,575 shares were present by proxy at the meeting (which represented approximately 64.5% of the issued and outstanding shares eligible to vote). At the meeting, the following actions were taken:

(i) The Company’s shareholders elected nine directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2023. The directors elected, as well as the number of votes cast for each individual are set forth below:

Nominee	Votes For	% Voted For
Carl Wolf	19,198,183	99.6%
Matthew Brown	19,209,397	99.7%
Steven Burns	19,024,850	98.7%
Alfred D’Agostino	19,123.410	99.2%
Thomas Toto	18,980.381	98.5%
Dean Janeway	18,587,304	96.4%
Michael Kay	19,210,492	99.7%
Michael Stengel	19,220,007	99.7%
Adam L. Michaels	19,220,492	99.7%

(ii) The Company’s shareholders approved a proposal to ratify the Audit Committee’s appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants as the Company’s independent registered public accounting firm for the year ending January 31, 2023, with the following votes:

Amount
Votes for approval:	23,152,823
Votes against:	255,641
% Voted for approval	98.9%
% Voted against approval:	1.1%
Abstentions:	7,111
% Abstentions:	0.03%

Following consideration of the prior matters, the Chairman proposed that the shareholders consider the following additional matters:

1.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay); and

2.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

In order to consider these matters, the Chairman advised that the meeting would be adjourned until October 4, 2022 at 12 noon EDT, pending which time the Company will circulate a supplemental proxy statement and solicit votes on the matter. The meeting will be reconvened to tabulate this vote on October 4, 2022 at 12 noon EDT.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MamaMancini’s Holdings, Inc.

By:	/s/ Adam L. Michaels
Name:	Adam L. Michaels
Title:	Chief Executive Officer

Dated:	September 16, 2022